BBH Money Market Fund
Class R Shares (“BBMXX”)
Class I Shares (“BBSXX”)

SUPPLEMENT DATED MARCH 3, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 31, 2009

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

Effective March 6, 2010, the following replaces the section entitled “Custodian, Transfer and Dividend Disbursing Agent” in the SAI.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

BBH (the "Custodian"), 140 Broadway, New York, New York 10005, is the Custodian for the Fund.  As Custodian for the Fund, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust.  Cash is held for the Fund in demand deposit accounts at the Custodian.  Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.

ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, CO 80203 is the Transfer and Dividend Disbursing Agent for the Fund.   The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund’s shares.